UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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WESTROCK COMPANY

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Your Vote Counts!
WESTROCK COMPANY 2022 Annual Meeting Vote by January 27, 2022 11:59 PM ET. For shares held in a Plan, vote by January 25, 2022 11:59 PM ET.

WESTROCK COMPANY 1000 ABERNATHY ROAD, NE ATLANTA, GEORGIA 30328

D62659-P64241

You invested in WESTROCK COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on January 28, 2022.

Get informed before you vote

View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 14, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors Nominees:
1a.	Colleen F. Arnold	For
1b.	Timothy J. Bernlohr	For
1c.	J. Powell Brown	For
1d.	Terrell K. Crews	For
1e.	Russell M. Currey	For
1f.	Suzan F. Harrison	For
1g.	Gracia C. Martore	For
1h.	James E. Nevels	For
1i.	David B. Sewell	For
1j.	Alan D. Wilson	For
2.	Advisory Vote to Approve Executive Compensation.	For
3.	Approve the Amendment to the WestRock Company 2020 Incentive Stock Plan.	For
4.	Ratification of Appointment of Ernst & Young LLP.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D62660-P64241